SUPPLEMENT TO THE PROSPECTUS
Supplement dated March 30, 2023, to the Prospectus dated March 30, 2023.

MFS® Growth Fund

Effective April 3, 2023, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Fischman	2002	Investment Officer of MFS
Bradford Mak	2021	Investment Officer of MFS

Effective April 3, 2023, the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated as follows:
Portfolio Manager	Primary Role	Five Year History
Eric Fischman	Portfolio Manager	Employed in the investment area of MFS since 2000
Bradford Mak	Portfolio Manager	Employed in the investment area of MFS since 2010

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